Exhibit 99.2

S T R I C T L Y P R I V A T E A N D C O N F I D E N T I A L Paychex to acquire Paycor January 7, 2025

C O N F I D E N T I A L 2 Forward Looking Statements Copyright 2025, Paychex, Inc. All rights reserved. Confidential and proprietary Certain written statements in this presentation may contain, and members of management may from time to time make or discuss statements which constitute, "forward - looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward - looking statements include, without limitation, all matters that are not historical facts. Forward - looking statements are not assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward - looking statements relate to the future, they are subject to known and unknown uncertainties, risks, changes in circumstances, and other factors that are difficult to predict, many of which are outside our control. Our actual performance and outcomes, including without limitation, our actual results and financial condition, may differ materially from those indicated in or suggested by the forward - looking statements. Therefore, you should not rely on any of these forward - looking statements. More information regarding these risks and uncertainties and other important factors that could cause actual results to differ materially from those indicated in or suggested by the forward - looking statements is set forth in the Company’s earnings release and filings with the Securities and Exchange Commission. The information provided in this presentation is based upon the facts and circumstances known as of the date of this presentation, and any forward - looking statements made by us in this document speak only as of the date on which they are made. Except as required by law, we undertake no obligation to update these forward - looking statements after the date of issuance of this presentation to reflect events or circumstances after such date, or to reflect the occurrence of unanticipated events.

C O N F I D E N T I A L 3 Today’s Presenters John Gibson President and CEO, Paychex Bob Schrader SVP and CFO, Paychex Raul Villar, Jr. CEO, Paycor Copyright 2025, Paychex, Inc. All rights reserved. Confidential and proprietary

C O N F I D E N T I A L 4 John Gibson President and CEO of Paychex For over 50 years, Paychex has been committed to helping businesses succeed. This acquisition represents a significant milestone in our journey to provide best - in - class HCM solutions to businesses of all sizes. C O N F I D E N T I A L 4 Copyright 2025, Paychex, Inc. All rights reserved. Confidential and proprietary

CONFIDENTIAL

Overview of Transaction Rationale

Paycor is a leading HCM platform

- Paycor is a leading cloud HCM software platform with a proven track record of serving larger organizations
- Comprehensive, AI-powered suite of HCM and payroll solutions with strength in workforce management (WFM), talent management, and talent acquisition

Enhanced go-to-market strategy

- Leveraging Paycor's complementary strengths upmarket extends Paychex's position in this customer segment
- Significant opportunity to cross-sell multiple products bi-directionally between Paychex's and Paycor's customer bases
- Unlocks new embedded product capability, and enhances distribution channels and strategic partnerships

Complementary technology platforms

- Unifies two open and extensible platforms, each purpose-built for distinct segments of the market – Paychex Flex for SMB and Paycor Cor for upmarket enterprise
- Combined offering will be one of the most comprehensive HCM portfolios in the industry, allowing Paychex to better meet the needs of new and existing customers across all customer segments

Value accretive opportunity

- Expected to be neutral to slightly accretive to adjusted diluted EPS in the first fiscal year post-close and accretive in the second fiscal year and beyond[1]
- Expands salesforce, accelerates investments in go-to-market productivity, increases cross-sell opportunity, and expands product innovation and technology/AI investments to drive growth across all market segments

Mutually aligned vision and values

- Combination of longstanding, market-leading HCM companies with shared emphasis on helping businesses succeed through leading technology and advisory solutions
- Commitment to investing in product innovation and sales growth

[1] Adjusted diluted earnings per share ("EPS") is not a U.S. generally accepted accounting principles ("GAAP") measure. Refer to our Annual Report on Form 10-K for discussion of these measures

5

PAYCHEX
HR | Payroll | Benefits | Insurance

Copyright 2025, Paychex, Inc. All rights reserved. Confidential and proprietary

CONFIDENTIAL

Paychex is a Leading HCM Provider with the Broadest Set of Solutions for SMBs

HR Outsourcing[1]

- Leading HR outsourcer
- 2.3M+ ASO and PEO worksite employees
- ~700 HR professionals

HCM & Payroll Software

- Leading player in both small and mid-market[2]
- $950B+ financial transactions processed
- Pay 1 in 12 private sector U.S. workers

Retirement

- Leading 401(k) recordkeeper in the U.S.[3]
- 120K+ 401(k) plans
- 1.5M participants

Insurance

- A top insurance agency in the U.S.
- ~$3B in premiums paid
- ~200K H&B applicants

$5.3B
FY24 revenue

42%
FY24 adjusted operating margin[4]

$90B+
Total addressable market

745k
Payroll clients

2.3M+
HRO client worksite employees

Note: Paychex metrics as of FY2024; FYE 05/31
[1] HR Outsourcing includes ASO and PEO offerings; [2] Among HCM companies by client count between 1-1,000 employees; [3] By number of plans based on PLANSPONSOR magazine's annual Recordkeeping Survey and internal Paychex data; [4] Adjusted operating margin is not a U.S. generally accepted accounting principles ("GAAP") measure. Refer to our Annual Report on Form 10-K for discussion of these measures and a reconciliation to the corresponding GAAP measures

6

PAYCHEX
HR | Payroll | Benefits | Insurance

Copyright 2025, Paychex, Inc. All rights reserved. Confidential and proprietary

CONFIDENTIAL

Paycor is a Leading HR, Payroll, and Talent Platform, Purpose-Built for Larger Organizations

HR & Payroll Solutions
Complementary suite of AI-powered HR and Payroll solutions spanning payroll, embedded payroll, workforce analytics, employee engagement, and expense management

Workforce Management
Flexible time entry, overtime calculations, and scheduling capabilities with real-time payroll synchronization

Talent Acquisition
Streamlines all aspects of recruiting and hiring to discover new candidates, fill open positions, and provide an engaging onboarding experience

Talent Management
Build great places to work with talent development, career management, learning management, pulse surveys, and compensation management

Benefits
Advanced decision support to help leaders streamline and optimize their company's benefits administration, spend with superior carrier connectivity, and set up complex plans

Data & Artificial Intelligence
Leverages data and AI technology allowing clients to extract maximum value from Paycor's suite of solutions and enhance productivity

Nasdaq: PYCR IPO in 2021	**$655M** FY24 revenue
Cincinnati, OH Headquarters	**90%** FY24 recurring revenue
49,400 Clients[1]	**19%** FY24 revenue growth
~2,700,000 Active employees on platform	**50%+** Win rates

Note: Paycor metrics as of FY2024; FYE 06/30
[1] 49,400 clients from over 30,000 parent customers

Copyright 2025, Paychex, Inc. All rights reserved. Confidential and proprietary

7

PAYCHEX
HR | Payroll | Benefits | Insurance

CONFIDENTIAL

Complementary Go-to-market Capabilities

PAYCHEX

- 50+ years of experience serving customers in the SMB market
- Unique combination of HR technology and tech-enabled advisory solutions
- Product leadership in HR outsourcing, retirement, insurance, and payroll

Paycor

- Significant experience and brand awareness upmarket
- Product leadership in HCM – WFM, talent acquisition, talent management, and payroll
- Robust partner channels and embedded HCM opportunity

- **Enhanced ability to win in all customer segments** with our complementary products, brand recognition, and go-to-market prowess
- **Significant opportunity to cross-sell** Paycor's premium WFM, talent acquisition, and talent management solutions to Paychex's customers and Paychex's HR advisory and employee solutions to Paycor's customers
- **Expands Paychex's distribution channels**, and embedded HCM capabilities open a **new revenue source for Paychex in high-growth area**
- **Leverage Paychex's decades of experience and operational excellence** serving the SMB market to drive performance improvement within Paycor's downmarket segment

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Copyright 2025, Paychex, Inc. All rights reserved. Confidential and proprietary

PAYCHEX
HR | Payroll | Benefits | Insurance

CONFIDENTIAL

Comprehensive Product Portfolio to Better Serve Customers Across Key Market Segments

Comprehensive HCM and Payroll Solutions Offering…


Workforce Management
Retirement
PEO / ASO
Talent Acquisition
Talent Management
Insurance
Payroll
Embedded Payroll
PAYCHEX
Paycor

… Delivering Differentiated Value to Key Market Segments


Upmarket
Downmarket
Middle-Market to Enterprise
Small & Medium Sized Businesses (SMB)
Very Small Businesses

9

PAYCHEX
HR | Payroll | Benefits | Insurance

Copyright 2025, Paychex, Inc. All rights reserved. Confidential and proprietary

C O N F I D E N T I A L 10 Acquisition Strengthens and Extends our Market Opportunity and Position $ 9 0 B + $10 0 B+ Current TAM Combined TAM + HCM and Payroll Software HR Outsourcing, Retirement, and Insurance HCM and Payroll Software HR Outsourcing, Retirement, and Insurance  Provides further expansion opportunity upmarket  Unlocks embedded HCM opportunity  Increases HCM and Payroll Software TAM by 50%+  Will enable increased penetration across all segments of the market  Expands wallet opportunity in existing markets Copyright 2025, Paychex, Inc. All rights reserved. Confidential and proprietary

CONFIDENTIAL

Acquisition Brings Significant Value to All Paychex Stakeholders

- Creates one of the **most comprehensive suites** of technology and advisory solutions
- Combined **790,000+** clients and **13 million** employees across the United States
- Adds over **$650 million** of highly recurring revenue, growing double-digits
- Unlocks **new distribution channels** and **growth platforms** for both companies
- Collective focus on using **data and AI** to enhance customer experience and results

Note: Paychex and Paycor metrics are as of each company's respective FY2024

11

PAYCHEX
HR | Payroll | Benefits | Insurance

Copyright 2025, Paychex, Inc. All rights reserved. Confidential and proprietary

CONFIDENTIAL

Transaction and Financing Overview

Transaction Overview

All-cash acquisition of 100% of Paycor (Nasdaq: PYCR) for **$22.50** per share, reflecting approximately **$4.1 billion enterprise value**

Represents a **premium of ~19%** over Paycor's **30-day VWAP** as of the unaffected trading date of January 3, 2025

Financial Impact

Expected run-rate **cost synergies in excess of $80 million** in the near-term and **substantial revenue synergy opportunity** over the next several years

Expected to be **neutral to slightly accretive** to adjusted diluted EPS **in the first fiscal year** post-close and **accretive in the second fiscal year and beyond**[1]

Financing & Capital Return

Obtained committed financing to support the transaction

Committed to **maintaining our dividend policy and strong balance sheet**

Timing & Approvals

Expected to close in the first half of calendar 2025, subject to satisfaction of regulatory approvals and other customary closing conditions

Paycor's majority stockholder has approved the transaction by written consent

[1] Adjusted diluted earnings per share ("EPS") is not a U.S. generally accepted accounting principles ("GAAP") measure. Refer to our Annual Report on Form 10-K for discussion of these measures

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Copyright 2025, Paychex, Inc. All rights reserved. Confidential and proprietary

PAYCHEX
HR | Payroll | Benefits | Insurance

C O N F I D E N T I A L 13 Key Takeaways Significant value creation for stakeholders of both companies Strong strategic and cultural fit Accelerates our ability to grow and continue to win upmarket Expands our product portfolio to better serve the customers of both companies Committed to maintaining our dividend policy and strong balance sheet Copyright 2025, Paychex, Inc. All rights reserved. Confidential and proprietary

C O N F I D E N T I A L 14 C O N F I D E N T I A L 14 Copyright 2025, Paychex, Inc. All rights reserved. Confidential and proprietary